NORTHEAST
INVESTORS
TRUST
(NTHEX)

A NO LOAD INCOME FUND

Est. 1950

Shares of Beneficial Interest
Summary Prospectus
February 1, 2020

NORTHEAST INVESTORS TRUST (the “Trust”)

125 High Street — Suite 1802
Boston, Massachusetts 02110
(800) 225-6704
www.northeastinvestors.com
Ticker Symbol: NTHEX

SHARES OF BENEFICIAL INTEREST
SUMMARY PROSPECTUS
February 1, 2020

Before you invest, you may want to review the Trust’s statutory prospectus and statement of additional information, which contain more information about the Trust and its risks. You can find the Trust’s statutory prospectus and other information about the Trust, including the statement of additional information and the most recent reports to shareholders online at www.northeastinvestors.com. You can also get this information at no cost by calling 800-225-6704 or by sending an email to website@northeastinvestors.com. The current prospectus and statement of additional information, dated February 1, 2020, as may be further amended or supplemented, are incorporated by reference into this summary prospectus.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Trust’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Trust or your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be posted to the Trust’s website (www.northeastinvestors.com/downloads/) and you will be notified by mail each time a report is posted and you will be provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To receive your shareholder reports or other communications electronically, please contact the Trust or your financial intermediary if you do not invest directly with the Trust.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact them to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Trust, you can call 800-225-6704 to inform the Trust that you wish to continue receiving paper copies of your shareholder reports.

Investment Objectives:

Northeast Investors Trust is a no load high yield bond fund whose primary objective is the production of income. Capital appreciation is also an objective of the Trust but its achievement must be compatible with the primary objective.

Fees and Expenses:

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Trust.

Shareholder Fees (Fees Paid Directly From Your Investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None

Annual Trust Operating Expenses as of 9/30/19 (Expenses Deducted From Fund Assets)
Trustees’ Fees*	0.50%
Distribution (12b-1) Fees	None
Other Expenses	1.06%
Including:
Interest Expense	0.09%
Operating Expense	0.97%
Total Annual Trust Operating Expenses	1.56%

*	The Trustees are responsible for the portfolio management of the Trust.

Example

This example is intended to help you compare the cost of investing in the Trust with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Trust for the time periods indicated and redeem at the end of the period. The example also assumes that your investment has a 5% return each year, including reinvested dividends and capital gains distributions, and that the Trust’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$159	$493	$850	$1,856

Portfolio Turnover

The Trust pays transaction costs, such as commissions, when it buys or sells securities (or ‘turns over’ its portfolio). A higher portfolio turnover rate may result in higher transaction costs. These costs, which are not reflected in annual Trust operating expenses or in the example, may affect the Trust’s investment performance. Also, a higher portfolio turnover rate may result in an elevated level of capital gains. During the most recent fiscal year, the Trust’s portfolio turnover rate was 45.13% of the average value of its portfolio.

Primary Investment Strategies

The Trust invests primarily in marketable securities of established companies which the Trustees believe provide income and which, where consistent with the objective, may have potential for capital appreciation. These investments may include bonds which may be purchased at a discount or premium, preferred securities, common stocks, convertible securities and securities with warrants attached. The Trust’s portfolio emphasizes high yield corporate bonds (sometimes referred to as ‘junk bonds’) which are unrated or rated as lower than investment grade by either of the two principal rating services. Equity investments, which are generally acquired via corporate debt restructurings, are considered for their potential for appreciation.

Principal Risks

Risk of Lower Rated or Unrated Debt Securities: Lower rated or unrated debt securities may be subject to increased market volatility and can present an increased risk of investment loss. Risks of investing in these securities include the ability of an issuer to make current interest payments due to economic circumstances, the potential for principal loss if an issuer declares bankruptcy and price sensitivity of these investments due to changes in market conditions.

Income Risk: There is the chance that falling interest rates and/or defaults will cause the Trust’s income to decline. Shareholders should expect the Trust’s quarterly dividend distributions to fluctuate.

Interest Rate Risk: The value of fixed income investments such as bonds tends to fall as interest rates rise. Longer-term debt securities are more sensitive to interest rate changes than those with shorter maturities.

Liquidity Risk: The Trust may have difficulty in disposing of securities, particularly under adverse market conditions, in a timely manner at a desired price. Less liquid securities and markets can result in greater price volatility due to limited trading volumes and reductions in bond inventory.

Sector Risk: At times certain sectors of the markets for high yield securities may underperform relative to other sectors, and in these circumstances, if the Trust is overweight in an underperforming sector, overall performance can be adversely affected.

Performance Information:

The following performance related information provides some indication of the risks of investing in the Trust. The table shows the average annual returns (including operating expenses) compared with those of a relevant market index for the periods indicated. The table also presents the impact of taxes on the Trust’s returns. After-tax returns are calculated using the highest individual federal marginal income and capital gains tax rates in effect at the time of each distribution and do not reflect the impact of state or local income taxes. Return after taxes on distributions and sale of Trust shares may be higher than other returns for the same period due to the tax benefit of realizing a capital loss on the sale of Trust shares. Actual after-tax returns depend on the individual investor’s tax situation and may differ from those shown. The bar chart illustrates how the Trust’s performance (including operating expenses) varied from one calendar year to another over the past ten years.

The after-tax returns shown below are not relevant to investors who own the Trust in a tax-deferred account, such as an individual retirement account (IRA) or a 401(k) plan, because such accounts are subject to taxes only upon distribution. Keep in mind that past performance —whether before taxes or after taxes —does not guarantee future results.

Average Annual Total Returns
for the Periods Ended December 31, 2019

	1 Year	5 Years	10 Years
Northeast Investors Trust
Return before taxes	0.92%	-0.51%	3.09%
Return after taxes on distributions	-1.29%	-3.09%	0.40%
Return after taxes on distributions and sale of Trust shares	0.55%	-1.51%	1.29%
ICE Bank of America Merrill Lynch U.S. High Yield Index[1]	14.41%	6.13%	7.50%

[1]

The ICE Bank of America Merrill Lynch U.S. High Yield Index is an unmanaged market value-weighted index comprised of all domestic and yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. It is shown for comparative purposes only and reflects no deductions for fees, expenses or taxes.

Annual Total Returns:

The following bar chart shows the change in value of the Trust’s shares over the past 10 years. It illustrates how the returns can differ from one year to the next. The Trust may experience short-term swings of performance as suggested by the best and worst calendar quarter returns shown below.

Best quarter: 2nd quarter 2016, up 14.92%	Worst quarter: 1st quarter 2016, down 10.32%

Fund Management

The Trustee principally responsible for the day-to-day management of the Trust’s portfolio is Bruce H. Monrad, who has been associated with the Trust since July, 1989 as co-portfolio manager and was appointed a Trustee in May, 1993 and Chairman in May, 2000.

Purchasing and Redeeming Shares:

You may purchase or redeem shares of the Trust on any business day the Trust is open for business by mail (125 High Street, Suite 1802, Boston, MA 02110), online at www.northeastinvestors.com (excluding IRA accounts), through a financial intermediary or by fax at (617) 742-5666. You may also purchase additional shares for an established account by telephone at 800-225-6704. Purchases may be funded by electronic bank transfers, by check, or by wire. All redemption requests not processed online must be in writing and must include a medallion signature guarantee if the redemption is in excess of $25,000. You will receive redemption proceeds by check or by electronic bank transfer. You generally buy and redeem shares at the Trust’s next-determined net asset value (NAV) after the Trust receives your request in good order. The NAV is determined only on days when the New York Stock Exchange (NYSE) is open for regular trading. The minimum initial purchase is $1,000 ($500 for IRAs). There is no minimum for subsequent investments.

Tax Information:

The Trust’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. If you are investing in such accounts, distributions may be taxable upon withdrawal.

Payments to Broker-Dealers or Other Financial Intermediaries:

The Trust does not pay broker-dealers or financial intermediaries for the sale of Trust shares.